                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported):  May 20, 1996



                        PROVIDENT AMERICAN CORPORATION
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



Pennsylvania                        0-13591                     23-2214195
- ---------------                  ------------               -------------------
(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)




               2500 DeKalb Pike, Norristown, Pennsylvania 19404
               -------------------------------------------------
               (Address of principal executive offices/Zip Code)



      Registrant's telephone number, including area code:  (610) 279-2500





Former name, former address, and former fiscal year, if changed since last report: N/A


                               Page 1 of 2 Pages

ITEM 6.  RESIGNATION OF DIRECTOR

        By letter dated May 20, 1996, David R. Carr, Jr. resigned as a Director of the Registrant.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial Statements of businesses acquired.

                Not applicable.

        (b)     Pro forma financial information.

                Not applicable.

        (c)     Exhibits:

                (17) Letter of resignation of David R. Carr, Jr. dated May 20, 1996.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PROVIDENT AMERICAN CORPORATION


                                      By:     /s/ Alvin H. Clemens
                                          -----------------------------------
                                              Alvin H. Clemens, President and
                                                Chief Executive Officer

June 10, 1996
















                               Page 2 of 2 Pages